THE GABELLI UTILITIES FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2002


TO OUR SHAREHOLDERS,

      In the world of fashion it's called retro chic. The old is suddenly new again. Just as women's hemlines rise and fall, and men's suit lapel and necktie widths wax and wane, investment fashions come and go. Companies which merely earned money and paid a good bit of it out to shareholders as dividends, once prized by investors, were scorned in the late 1990s. Dividends are doubly taxed, once when the corporation pays income tax on earnings, and then again taxed as income to investors. How clever, how tax-efficient it would be for corporations so lacking in growth prospects that they actually produce free cash flow to use that excess cash to buy back stock or invest in growth businesses, rather than pay a cash return to the owners of the business, the stockholders.

      It all sounded like a good idea at the time. Growth stories were rewarded with rich valuations in the equity market. The high equity valuations of the late 1990s gave favored company managements a richly valued currency -- their stock -- that they used to make acquisitions by which growth could be further enhanced. In the process, growth multiples were further bid up by acquirers, and the remaining public companies were bid up as investors compared them to the values paid for peers. Growth was all that mattered. Dividends were for losers.

      As the emerging growth stock house of cards tumbled over the past couple of years, it became clear that far too many managements were stretching to show good results. Some companies, like Enron, apparently resorted to accounting trickery to manufacture profits. Many telecommunications companies, including Global Crossing, Winstar and Qwest, used aggressive if perhaps technically legal accounting methods like "hollow" circuit swaps (don't ask) to inflate revenues and manufacture non-cash accounting profits. Equity investors came to believe late in 2001 and early this year that they could not trust the numbers that companies were reporting. In January and February of this year, stocks sold off as investor confidence waned. The March rally stemmed the losses as it became clear that the economy was improving, reforms were going to be implemented and examples made of the worst of the bad actors in corporate managements.

      Well, you can fake profits and you can fake revenues, for a while anyway, but you can't fake a dividend check. Boring old utilities were sneered at by investors in the late 1990s when the reported profits (though not the cash flow, mind you) of the Standard & Poor's (S&P) 500 Index were growing at a mid-high teens rate, and nobody cared about the dividends that utilities paid. Now dividends are cool again.

      The income-oriented investor can roll over a twelve month CD today at 1.65% at the biggest bank in New England. You can do a little better if you shop around, but not that much better. Electric and gas utility stocks with secure dividends are paying out 65% or less of current earnings, currently yielding 4% to 6%, earnings are growing at 4% to 6% on average even in a weak economy, and dividends are growing slightly slower than earnings. To the income-oriented investor, utility stocks represent good value.

INVESTMENT RESULTS (a)

------------------------------------------------------------------------------------------------------------
                                                                      Quarter
                                                  ----------------------------------------------
                                                    1ST         2ND          3RD          4TH          YEAR
                                                  ----------------------------------------------------------
  2002:   Net Asset Value .....................   $ 9.36         --           --           --            --
          Total Return ........................     5.0%         --           --           --            --
-------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................   $11.02      $10.43     $  9.32        $ 9.13        $ 9.13
          Total Return ........................    (4.2)%      (3.5)%      (8.7)%         0.2%        (15.4)%
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $11.76      $10.88      $12.08        $11.72        $11.72
          Total Return ........................    10.0%       (5.7)%      13.1%         (0.8)%        16.4%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................      --          --       $10.01        $10.89        $10.89
          Total Return ........................      --          --         0.1%(b)      22.1%         22.3%(b)
-------------------------------------------------------------------------------------------------------------

  COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                     ------------------------------------------------
                                                                                       SINCE
                                       QUARTER         1 YEAR         2 YEAR       INCEPTION (B)
                                       -------         ------         ------       -------------
   Gabelli Utilities Fund ..........     4.97%         (7.29)%         (3.04)%          9.50%
   S&P Utility Index ...............     3.38%        (22.62)%          2.56%           0.79%
   Lipper Utility Fund Average .....    (1.72)%       (17.07)%        (11.21)%         (2.51)%
--------------------------------------------------------------------------------


(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------
      The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy in place. See the full Schedule of Distributions on page 7. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------

      Utility earnings in the first quarter are likely to be disappointing because of warm weather and a weak economy. The weather won't always be abnormal and the economy won't always be weak, so we are looking for stocks that get hit on weak first quarter results and then buying the stocks. The Gabelli Utilities Fund (our "Fund") recently bought shares of Xcel Energy when Xcel preannounced weak first quarter results and sold off nearly two points on the news. At less than 11 times reduced 2002 company guidance of $2.30 and with a dividend yield of nearly 6%, Xcel represents an attractive value. We expect to see similar opportunities in the next few weeks, and this will provide an opportunity to deploy our Fund's substantial cash position at what should prove to be good values.

      We indicated in our fourth quarter shareholder report that we planned to buy shares of beaten-down energy merchants in the first quarter, and we did. The stocks didn't do much in January and February, but they rebounded nicely in March as wholesale electricity prices rose in tandem with natural gas prices, both driven by improving economic growth. The Fund added to positions in Mirant's convertible preferred stock and the common shares of merchant/utility hybrids Allegheny Energy and PPL Corp. The Fund initiated positions in Duke Energy, FPL Corporation and the convertible debentures of AES Corporation. Energy prices should continue to improve into the summer as the economy recovers, which should give the energy merchant stocks a tailwind.

      We also opined in our fourth quarter report that we expected natural gas prices to weaken, dragging down the natural gas stocks and giving us a buying opportunity. The natural gas commodity price did briefly touch below $2.00 per mcf (thousand cubic feet) but quickly recovered and currently stands around $3.35 per mcf. The natural gas stocks did weaken a bit, but we thought that the commodity price and the stocks had further to go on the downside so we didn't buy them, and we should have because they have come back nicely. The natural gas stocks generally don't represent compelling value at the moment as we see it, and we are not inclined to chase them.

      In summary, the Fund is currently positioned as follows: we are heavily invested in electric utilities, energy merchants and hybrids like PPL, Allegheny and Constellation Energy that are a bit of both. The Fund is less involved with natural gas utilities and pipelines than it has been in the past. We think that posture is appropriate for the time being.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination electric and gas utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up.

COMMENTARY

      In our view the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, but the underlying economics continue to point to continuing merger and acquisition activity over time. Things seem be picking up a bit already, and if Congress cooperates, which is always a big question mark, we could be off to the races in a year or less.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $47.45 - NYSE) is the last small New York State electric utility left, now that Orange & Rockland and RGS Energy have gone on to utility heaven, which we define as selling out to bigger companies at a rich premium. CH Energy serves the territory directly north of New York City, an area whose economy has long been dominated by IBM. The buyer would almost have to be Energy East (EAS - $21.75 - NYSE) or Consolidated Edison (ED - $41.91 - NYSE). The buyer could rationalize outside plant operations, eliminate all of the corporate, finance, regulatory and public company overhead, and save a lot of money for the benefit of both shareholders and customers. When the deal happens is hard to say. We think it happens in more than a year but less than three. The company's capable CEO, Paul Ganci, is scheduled to retire in May 2003, so do the math. Our estimate of the company's private market value (PMV) is $63.

CINERGY CORP. (CIN - $35.75 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders) but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer.

CONSTELLATION ENERGY GROUP INC. (CEG - $30.85 - NYSE) is a position that was initiated in October 2001. The stock is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. In October, as the generating companies' stocks cratered, the company reversed its strategy and flushed its entire senior management team. The new management and strategy were unveiled at an analyst meeting in January and were well received by investors. The plan focused internally on better management of operations and costs. The company expects to earn $2.70 per share in 2002 and should be earning at least $3.00 in 2003. The stock is statistically cheap but will remain under a cloud until the company starts to deliver results in line with expectations.

DTE ENERGY CO. (DTE - $45.50 - NYSE) is a combination electric and gas utility serving metropolitan Detroit. The company completed the acquisition of MCN Energy, the gas distribution company serving much of southeastern Michigan, last year. The company expects to exceed its initial estimate of cost savings.

ENTERGY CORP. (ETR - $43.41 - NYSE) is a back-from-the-dead story. Wayne Leonard, formerly chief operating officer of Cinergy, has been running Entergy for a few years now after previous management was ousted. Results on Mr. Leonard's watch have been impressive, with a substantially improved balance sheet and earnings growth that is among the industry's best.

MIRANT TRUST I (6.25% Cv. Pfd.) (Mirant) is one of the largest independent power producers ("IPP") in the U.S. with some international power projects as well. The IPP sector has become oversold in recent months due to the precipitous decline in wholesale electricity prices. As Mirant continues with its efforts to strengthen its balance sheet, we think that the stock's valuation should recover. The Mirant preferred is a good way to participate in the growth of the IPP sector as well as in the financial improvement at Mirant. In addition, the electric industry's consolidation trend could lead to takeovers of IPPs if their stock prices do not recover.

ONEOK INC. (OKE - $20.85 - NYSE) is pronounced wun-oke, not oh-nee-ock. One company, in Oklahoma. Get it? We didn't, either. No matter. The Fund initiated a position in ONEOK late in the third quarter of 2001. The stock had fallen along with natural gas prices, and then got shredded when S&P dropped the company from the S&P 500 Index. The index funds had to sell; we bought on the sell-off. We're looking for a sale. Western Resources owns 45% of ONEOK and would like to sell. They have two problems: first, avoiding capital gains taxes and second, keeping the sale proceeds away from the sticky fingers of the Kansas regulators. Both problems are difficult but not impossible. We think that ONEOK management would be amenable to an approach from a buyer willing to structure a bid such that shareholders, customers and management all benefit. Possible buyers include Oklahoma Gas & Electric and American Electric Power, among others.

RGS ENERGY GROUP INC. (RGS - $39.25 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February, RGS agreed to be acquired by Energy East (EAS - $21.75 -
NYSE), its upstate neighbor. The acquisition is expected to close shortly. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

WISCONSIN ENERGY CORP. (WEC - $24.88 - NYSE) provides electric and gas services to customers in southeastern Wisconsin. The company also owns a decent little pump business that came in with the gas company acquired in 2000. We'd like to see the company sell the industrial business but for now it pays its way. Wisconsin regulation ranks among the most supportive of U.S. public utility commissions. Wisconsin Energy was one of the better-performing utility stocks last year, but is still reasonably priced if no longer extremely cheap.

TEAM MANAGED

      As of April 1, 2002, the Fund became team managed. Timothy P. O'Brien has left to join a unit of Wachovia Corp. in his hometown of Boston, MA. We wish Tim the best of luck and want to assure our existing and future shareholders that our team of analysts and portfolio managers will maintain the Fund's historical strategy of investing prudently in the ongoing dynamics of the utility industry.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.


                     WHO                               WHEN
                     ---                               ----
 Special Chats:      Mario J. Gabelli                  First Monday of each month
                     Howard Ward                       First Tuesday of each month

      In addition,  every Wednesday will feature a different  portfolio manager.
The upcoming Wednesday chat schedule is as follows:

                     MAY                               JUNE                 JULY
                     ---                               ----                 ----
 1st Wednesday       Ivan Arteaga                      Henry Van der Eb     Ivan Arteaga
 2nd Wednesday       Charles Minter & Martin Weiner    Caesar Bryan         Caesar Bryan
 3rd Wednesday       Walter Walsh & Laura Linehan      Ivan Arteaga         Lynda Calkin
 4th Wednesday       Hart Woodson                      Barbara Marcin       Henry Van der Eb
 5th Wednesday       Barbara Marcin                                         Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------
Cinergy Corp.                                Wisconsin Energy Corp.
Mirant Trust I                               PPL Corp.
Allegheny Energy Inc.                        DTE Energy Co.
ONEOK Inc.                                   RGS Energy Group Inc.
Constellation Energy Group Inc.              Entergy Corp.
--------------------------------------------------------------------------------

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ Mario J. Gabelli
                                                   MARIO J. GABELLI, CFA
                                                   Team Portfolio Manager
                                                   and President
April 30, 2002

                            SCHEDULE OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Reinvestment Date     Per Share     Reinvestment Price
--------------------------------------------------------------------------------
December 27, 1999       $0.25              $10.89
January 27, 2000        $0.07              $10.70
February 25, 2000       $0.07              $10.85
March 29, 2000          $0.07              $11.82
April 26, 2000          $0.07              $11.19
May 26, 2000            $0.07              $10.64
June 28, 2000           $0.07              $11.12
July 27, 2000           $0.07              $10.73
August 29, 2000         $0.07              $11.15
September 27, 2000      $0.07              $11.96
October 27, 2000        $0.07              $11.47
November 28, 2000       $0.07              $11.76
December 27, 2000       $0.12              $11.73
January 29, 2001        $0.07              $11.24
--------------------------------------------------------------------------------
Reinvestment Date     Per Share     Reinvestment Price
--------------------------------------------------------------------------------
February 26, 2001       $0.07              $11.13
March 28, 2001          $0.07              $10.74
April 26, 2001          $0.07              $11.35
May 29, 2001            $0.07              $11.04
June 27, 2001           $0.07              $10.28
July 27, 2001           $0.07               $9.89
August 29, 2001         $0.07               $9.83
September 26, 2001      $0.07               $9.10
October 29, 2001        $0.07               $9.22
November 28, 2001       $0.07               $8.96
December 27, 2001       $0.07               $9.13
January 29, 2002        $0.07               $8.71
February 26, 2002       $0.07               $8.69
March 26, 2002          $0.07               $9.24
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                             VALUE
    --------                                                         -----------
             COMMON STOCKS -- 76.0%
             ENERGY AND UTILITIES: ELECTRIC -- 14.8%
     55,000  British Energy plc .................................   $   140,586
     12,000  Cleco Corp. ........................................       286,800
     12,000  DPL Inc. ...........................................       306,600
     10,500  DTE Energy Co. .....................................       477,750
      6,500  FPL Group Inc. .....................................       387,075
      1,100  Maine Public Service Co. ...........................        32,670
                                                                    -----------
                                                                      1,631,481
                                                                    -----------
             ENERGY AND UTILITIES: INTEGRATED -- 44.3%
     14,000  Allegheny Energy Inc. ..............................       578,900
      8,500  CH Energy Group Inc. ...............................       403,325
     13,000  Cinergy Corp. ......................................       464,750
     16,600  Constellation Energy Group Inc. ....................       512,110
      6,135  Duke Energy Corp. ..................................       231,900
     10,000  Entergy Corp. ......................................       434,100
     12,500  PPL Corp. ..........................................       495,125
     11,600  RGS Energy Group Inc. ..............................       455,300
     20,000  Unisource Energy Corp. .............................       409,200
     20,000  Wisconsin Energy Corp. .............................       497,600
     15,000  Xcel Energy Inc. ...................................       380,250
                                                                    -----------
                                                                      4,862,560
                                                                    -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 8.2%
     10,000  Energen Corp. ......................................       264,500
      3,000  NUI Corp. ..........................................        74,640
     27,000  ONEOK Inc. .........................................       562,950
                                                                    -----------
                                                                        902,090
                                                                    -----------
             TELECOMMUNICATIONS: LOCAL -- 8.7%
      8,000  BellSouth Corp. ....................................       294,880
      9,000  SBC Communications Inc. ............................       336,960
      7,000  Verizon Communications Inc. ........................       319,550
                                                                    -----------
                                                                        951,390
                                                                    -----------
             TOTAL COMMON STOCKS ................................     8,347,521
                                                                    -----------

                                                                       MARKET
     SHARES                                                             VALUE
    --------                                                         -----------
             PREFERRED STOCKS -- 10.5%
             ENERGY AND UTILITIES: INTEGRATED -- 10.5%
      8,800  Cinergy Corp.,
               9.500% Cv. Pfd. ..................................   $   506,880
     16,500  Mirant Trust I,
               6.250% Cv. Pfd. ..................................       646,800
                                                                    -----------
                                                                      1,153,680
                                                                    -----------
             TOTAL PREFERRED STOCKS .............................     1,153,680
                                                                    -----------
   PRINCIPAL
    AMOUNT
-------------
             CONVERTIBLE BONDS -- 2.6%
             ENERGY AND UTILITIES: ELECTRIC -- 2.6%
$   450,000  AES Corp., Sub. Deb. Cv.
               4.500%, 08/15/05 .................................       282,375
                                                                    -----------

             U.S. GOVERNMENT OBLIGATIONS -- 14.1%
  1,553,000  U.S. Treasury Bills,
               1.700% to 1.790%+,
               04/18/02 to 06/27/02 .............................     1,549,668
                                                                    -----------
             TOTAL INVESTMENTS -- 103.2%
               (Cost $10,446,649) ...............................    11,333,244
             OTHER ASSETS AND
               LIABILITIES (NET) -- (3.2)% ......................      (351,734)
                                                                    -----------
             NET ASSETS -- 100.0% ................................  $10,981,510
                                                                    ===========
     -----------
  +  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

           THE GABELLI UTILITIES FUND
              One Corporate Center
            Rye, New York 10580-1422
                  1-800-GABELLI
                [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
        (Net Asset Value may be obtained
                daily by calling
         1-800-GABELLI after 6:00 P.M.)

                BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                    OFFICERS
Mario J. Gabelli, CFA           James E. McKee
PRESIDENT AND CHIEF             SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                        DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
            State Street Bank and Trust Company

                       LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


[PHOTO OMITTED]
PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
UTILITIES
FUND


GAB470Q102SR

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002